LINCOLN NATIONAL BOND FUND, INC.

The fund is one of the Lincoln National Funds (funds) that sells its shares only to Lincoln National Life Insurance Co. and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own Prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract.

The Prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund. You can find information common to all Lincoln National Funds in the General Prospectus Disclosure following the fund Prospectus.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this Prospectus states. This Prospectus does not offer to sell fund shares, or seek offers to buy fund shares, where it would be unlawful.

CONTENTS

SUBJECT                                        PAGE
---------------------------------------------------
Summary Description of the Fund                 B-2

Investment Strategies                           B-3
Risks of Investment Strategies                  B-4
Investment Adviser and Portfolio Manager        B-5
General Prospectus Disclosure -- Important
Additional Information

Prospectus
May 1, 2001

SUMMARY DESCRIPTION
OF THE FUND

The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy. The fund pursues this objective primarily by buying and holding (investing in) a diverse group of domestic fixed income securities (debt obligations). These securities include high-quality investment-grade bonds issued by U.S. corporations, obligations issued or guaranteed by the U.S. Government, and securities backed by mortgages on real estate (mortgage-backed securities). The fund also invests in medium-grade corporate bonds. The fund also invests a small percentage of assets in corporate bonds rated lower than medium-grade (junk bonds) and high quality U.S. dollar denominated foreign debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities
(5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years).

The fund's investment strategy is:

- to determine appropriate levels of interest rate risk and credit risk for the fund, based on U.S. and world economic developments, and

- then hold a diverse group of debt obligations that offer the most attractive yields given the anticipated environment.

The main investment risks of choosing to invest your contract assets in the fund are as follows:

- the value of the debt obligations held by the fund -- and therefore, the value of the fund's shares -- will fluctuate with changes in interest rates and you could lose money (interest rate risk);

- issuers of the debt obligations held by the fund could fail to make interest or principal payments on time, causing the value of those debt obligations -- and, therefore, the value of the fund's shares -- to fall (credit risk);

- the amount of current income generated by the fund will fluctuate with changes in current interest rates, and generally will fall as current interest rates fall;

- the value of the mortgage-backed securities held by the fund -- and therefore, the value of the fund's shares -- may fluctuate with changes in interest rates more widely than the value of investment-grade debt obligations;

- because the fund invests a small amount in junk bonds, the fund involves more risk of loss than that normally associated with a bond fund that invests only in investment-grade debt obligations; and

- because the fund holds a small amount of high-quality dollar-denominated foreign debt obligations, the fund involves more risk of loss from foreign government or political actions than that normally associated with a bond fund that does not invest in foreign debt obligations.

                                   *    *    *

The bar chart and table below provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows:

- changes in the fund's performance from year to year and

- how the fund's average annual returns for one, five and ten year periods compare with those of a broad measure of market performance.

Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected the returns shown would be lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Annual Total Returns

YEAR  ANNUAL TOTAL RETURN(%)
1991                   17.21
1992                    7.84
1993                   12.26
1994                   -4.18
1995                   18.95
1996                    2.31
1997                    9.30
1998                    9.56
1999                   -3.27
2000                   10.88

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1995 at: 6.54%.

The fund's lowest return for a quarter occurred in the first quarter of 1994 at:
(-3.37%).

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/00)

                                        Lehman
                                        Brothers
                                        Government/
                                        Credit
Period Back                 Bond        Index*
-------------------------------------------------------
1 year                       10.88%         11.85%
5 year                       5.61%           6.24%
10 year                      7.83%           8.00%

 * The Lehman Brothers Government/Credit Index is Lehman Brothers' index of U.S. Government and corporate bonds, a widely-recognized unmanaged index of domestic bond prices.

INVESTMENT STRATEGIES

The investment objective of the fund is maximum current income consistent with a prudent investment strategy.

The fund pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over
15 years). (A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation.) The fund will invest primarily in a combination of:

- high-quality investment-grade corporate bonds;

- obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

- mortgage-backed securities.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. (See the General SAI Disclosure for the
11 funds for a description of the credit rating categories of these two entities, and a description of U.S. government obligations.) Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of

- corporate bonds rated lower than medium-grade (junk bonds);

- dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and

- high-quality dollar-denominated debt obligations of foreign corporations.

The investment process at Delaware Lincoln Investment Advisers (DLIA) centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DLIA's Fixed Income Team -- Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as; 1) Benchmark Structure -- does the security fit within the selected benchmark or the fund's guidelines, 2) Yield -- does the security meet minimum relative yield requirements of the portfolio versus the benchmark, 3) Liquidity -- does the security meet minimum liquidity and issue size requirements and 4) Expected Returns -- will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be greater than 100% in any year. (For example, the fund would have a rate of portfolio turnover of 100%, if the fund replaced all of its investments in one year.) Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

The fund's portfolio turnover rate was 167% in 2000 and 39% in 1999. The fund experienced an increased portfolio turnover rate in 2000 due to the restructure of the fund's portfolio and an increase in trading activity by the new portfolio manager.

OTHER STRATEGIES

The fund may invest in money market instruments as a temporary defensive strategy. The fund, in doing so, would likely not be pursuing its investment objective. The fund also may hold cash for liquidity purposes while seeking appropriate investments.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks they involve.

RISKS OF INVESTMENT STRATEGIES

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund -- and therefore, the value of the fund's shares held under your contract -- will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund -- and, therefore, the value of the fund's shares -- will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund are junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even high-quality debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall. (See the General SAI Disclosure for the 11 funds for a more detailed discussion of the risks and costs involved in investing in securities of foreign issuers.)

You may consider choosing this fund for investing some portion of your contract assets (1) if you are seeking the possibility of higher current income than what may be offered by other lower risk investment vehicles, such as U.S. treasury notes and money market mutual funds and (2) as long as you are comfortable with the risks associated with investing in the fund, including those risks associated with the fund's small investment in junk bonds and debt obligations of foreign governments and companies.

INVESTMENT ADVISER AND PORTFOLIO MANAGER

The fund's investment adviser is Delaware Lincoln Investment Advisers (DLIA). DLIA is responsible for overall management of the fund's securities investments. You can find information about DLIA, in the General Prospectus Disclosure under Management of the Funds -- Investment Adviser.

Effective September 30, 2000, Ryan Brist, Vice President of DLIA, assumed responsibility for the management of the fund. Prior to joining DLIA, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Management from 1995 to 2000. From 1993 to 1995, Mr. Brist was a Corporate Finance Analyst at Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indiana University.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

LINCOLN NATIONAL MONEY MARKET FUND, INC.

The fund is one of the Lincoln National Funds (funds) that sells its shares only to Lincoln National Life Insurance Co. and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own Prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract.

The Prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund. You can find information common to all Lincoln National Funds in the General Prospectus Disclosure following the fund Prospectus.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this Prospectus states. This Prospectus does not offer to sell fund shares, or seek offers to buy fund shares, where it would be unlawful.

CONTENTS

SUBJECT                                      PAGE
-------------------------------------------------
Summary Description of the Fund              MM-2
Investment Strategies                        MM-2

Risks of Investment Strategies               MM-3
Investment Adviser and Portfolio Manager     MM-3
General Prospectus Disclosure -- Important
Additional Information

Prospectus
May 1, 2001

'

SUMMARY DESCRIPTION OF THE FUND

The investment objective of the Lincoln National Money Market Fund (fund) is to maximize current income while (1) maintaining a stable value of your shares (providing stability of net asset value) and (2) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high quality short-term money market securities. These securities include obligations issued or guaranteed by the U.S. Government, obligations of U.S. financial institutions and other entities, and debt obligations issued by U.S. corporations.

The fund's investment strategy is to seek money market securities that provide the most attractive yields. As a general matter, the fund will invest (1) at most 5% of the fund's assets in the money market securities of any one issuer and (2) at most 25% of the fund's assets in the money market securities issued by companies in any one industry.

The main investment risks of choosing to invest your contact assets in the fund are as follows:

- the amount of current income generated by the fund will fluctuate based on changes in current interest rates; and
- an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of its shares at $10.00 per share, it is possible to lose money by investing in the fund.

                                    *   *   *

The bar chart and table below provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows:

- changes in the fund's performance from year to year and

- how the fund's average annual returns for one, five and ten year periods compare with those of a broad measure of market performance.

Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS
Year                  Annual Total Return(%)
1991                                   5.79%
1992                                   3.48%
1993                                   2.76%
1994                                   3.82%
1995                                   5.67%
1996                                   5.07%
1997                                   5.13%
1998                                   5.10%
1999                                   4.62%
2000                                   6.07%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the first quarter of 1996 at: 1.62%.

The fund's lowest return for a quarter occurred in the third quarter of 1993 at:
0.67%.

The fund's 7-day yield ending December 31, 2000 was 4.69%.

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/00)

                                            SSB
                                            90 DAY
PERIOD BACK                 MONEY MARKET    T-BILL INDEX**
----------------------------------------------------------
1 year                        6.07%                  5.96%
5 year                        5.21%                  5.25%
10 year                       4.75%                  4.86%

** Salomon Smith Barney (SSB) 90 day Treasury Bill
  (T-Bill) Index is a widely recognized unmanaged index of short-term securities.

INVESTMENT STRATEGIES

The investment objective of the fund is to maximize current income while providing stability of the value of the fund's shares and preservation of capital. The fund intends to maintain a stable value for its shares of $10.00 per share.

The fund pursues its objective by investing in a diversified portfolio of high quality short-term money market securities that mature within one year from date of purchase. These money market obligations include:

- obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (government securities);

- obligations (including certificates of deposit, bankers' acceptances and time deposits) of any U.S. bank or other U.S. financial institution that is a member of the Federal Reserve System, the Federal Deposit Insurance Corp. (FDIC) or the Federal Savings and Loan Insurance Corp. (FSLIC), including obligations of foreign branches of those members, and of any U.S. branch of a foreign bank; and

- commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

The fund's Statement of Additional Information (SAI) provides a more detailed description of these and other money market securities that the fund may purchase.

The fund maintains a cumulative average portfolio maturity of no greater than 90 days. The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. (See the General SAI Disclosure for the 11 funds for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp.) The fund will invest at least 95% of its assets in (a) government securities and
(b) money market securities rated in the highest rating category, or judged by the fund to be of comparable quality.

When selecting money market securities, the fund considers the Federal Reserve Board's current policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. As a general matter, the fund invests:

- at most 5% of the fund's assets in the money market securities of any one issuer, and

- at most 25% of the fund's assets in the money market securities issued by companies in any one industry.

These limits, however, do not apply to money market securities issued by the U.S. Government, its agencies and instrumentalities. Banks (excluding foreign branches of U.S. banks or U.S. branches of foreign banks) are not considered an industry for purposes of the second limitation.

The fund intends to hold its money market securities until maturity, and to reinvest the proceeds from maturing securities into other money market securities. The fund may sell a security prior to maturity to provide needed liquidity or to improve the yield or credit quality of the portfolio.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks they involve.

RISKS OF INVESTMENT STRATEGIES

Investing in the fund involves interest rate risk -- the risk that the amount of income earned by the fund will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income earned by the fund, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the fund will also fall and (2) similarly, as short term interest rates rise, the level of income generated by the fund will also rise.

The fund is managed with an objective of keeping the value of the fund's shares stable at $10.00 per share. However, the value of the fund's shares is neither insured nor guaranteed by the U.S. Government. Accordingly, there is no guarantee that the fund will be able to maintain the value of its shares at $10.00 per share. The fund's shares, however, are considered to be a relatively low risk investment, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity is no greater than 90 days.

You may consider choosing the fund for investing some portion of your contract assets (1) if you are seeking to earn current income and preserve your initial investment, and (2) as long as you are comfortable with an investment that is neither insured nor guaranteed by the U.S. Government.

INVESTMENT ADVISER AND PORTFOLIO MANAGER

The fund's investment Adviser is Delaware Lincoln Investment Advisers (DLIA). DLIA is responsible for overall management of the fund's securities investments. You can find information about DLIA in the General Prospectus Disclosure under Management of the Funds -- Investment Adviser.

Jil Schoeff Lindholm, CFA of DLIA manages the fund. Ms. Lindholm has been a Short-Term Investment Manager since 1995 and has managed the fund since October, 1997. She was a GIC Sales Executive for Lincoln Life from 1992 to 1995.
Ms. Lindholm holds a MBA from Indiana University.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GENERAL PROSPECTUS DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION

This General Prospectus Disclosure is part of the Prospectus of:

Lincoln National Aggressive Growth Fund, Inc.
(Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc.
(Capital Appreciation)

Lincoln National Equity-Income Fund, Inc.
(Equity-Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc.
(Money Market)

Lincoln National Social Awareness Fund, Inc.
(Social Awareness)

Lincoln National Special Opportunities Fund, Inc.
(Special Opportunities)

The following information applies to each fund, unless otherwise indicated.

NET ASSET VALUE

Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund, determines its NAV by:

- adding the values of all securities investments and other assets,

- subtracting liabilities (including dividends payable), and

- dividing by the number of shares outstanding.

NYSE's most recent announcement states that, as of the date of this prospectus, the NYSE will be closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NYSE may also be closed on other days. The NYSE may modify its holiday schedule at any time.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) values its securities investments as follows:

- equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter;

- debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and

- equity securities, debt securities and other assets for which market quotations are not readily available, fair value as determined in good faith under the authority of each fund's Board of Directors.

MONEY MARKET FUND. The Money Market Fund values its securities using the amortized cost method of valuation provided by Rule 2a-7 under the Investment Company Act of 1940, as amended. Under the Rule, the fund's NAV must fairly reflect market value.

See the General SAI Disclosure for the methodology that a fund (other than for the Money Market Fund) uses to value short-term investments, options, futures and options on futures, and foreign securities.

MANAGEMENT OF THE FUNDS

Each fund's business and affairs are managed under the direction of its Board of Directors. The Board has the power to amend the bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.

INVESTMENT ADVISER. Delaware Lincoln Investment Advisers (DLIA) is investment adviser to nine of the funds: Aggressive Growth, Bond, Capital Appreciation, Equity-Income, Growth and Income, Global Asset Allocation, International, Managed and Money Market. Vantage Investment Advisers (VIA) is investment adviser to two of the funds: Social Awareness and Special Opportunities. DLIA and VIA are both series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DLIA and VIA are collectively referred to in this General Prospectus Disclosure as the adviser, unless otherwise indicated.

                                                                           GPD-1

DMBT and its predecessors have acted as an investment adviser to mutual funds for over sixty years. DMBT provides investment management services to the registered investment companies of Delaware Investments Family of Funds; Delaware Pooled Trust, a no-load, open-end series; Delaware Market Neutral Equity Fund, L.P., a limited partnership; and to off-shore and on-shore collateralized bond obligation funds. DLIA, either directly or through a sub-adviser, and VIA, directly, provide portfolio management and investment advice to the funds and certain administrative services to the funds, subject to the supervision of the funds' Board of Directors.

Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

Each fund pays its adviser a monthly fee for the adviser's services. The annual rate of the fee is based on the average daily net asset value of each fund, as shown in the following chart:

FUND                                             ...OF AVERAGE DAILY NET ASSET VALUE
-------------------------------------------------------------------------------------------------
Aggressive Growth                    .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; .65 of 1% of the excess over $400 million
Capital Appreciation                 .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Equity-Income                        .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Global Asset Allocation              .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; and .68 of 1% of the excess over $400 million
International                        .90 of 1% of the first $200 million; .75 of 1% of the next
                                     $200 million; and .60 of 1% in excess over $400 million
All other funds                      .48 of 1% of the first $200 million; .40 of 1% of the next
                                     $200 million; and .30 of 1% in excess over $400 million

--------------------------------------------------------------------------------

2000 ADVISORY FEES*
FUND                                 2000 RATIO OF THE ADVISER'S COMPENSATION TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
Aggressive Growth                                                .70%
Bond                                                              .45
Capital Appreciation                                              .71
Equity-Income                                                     .72
Global Asset Allocation                                           .72
Growth and Income                                                 .31
International                                                     .80
Managed                                                           .37
Money Market                                                      .48
Social Awareness                                                  .33
Special Opportunities                                             .41

* The sub-adviser to the funds, where applicable, is paid out of the fees paid to the adviser.
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF FUND SHARES

Each fund sells its shares of common stock to Lincoln National Life Insurance Company (Lincoln Life), and Lincoln Life & Annuity Company of New York (LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after Lincoln Life and LNY receives a purchase or redemption request. However, each fund redeems its shares held by Lincoln Life and LNY for its own account at the NAV next determined after the fund receives the redemption request. The value of shares redeemed may be more or less than original cost, depending on the market value of a fund's securities investments at the time of redemption.

The fund normally pays for shares redeemed within seven days after Lincoln Life and LNY receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:

- the NYSE closes for other than weekends and holidays;

GPD-2

- the SEC restricts trading on the NYSE;

- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or

- The SEC permits, by order, for the protection of fund shareholders.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this General Prospectus Disclosure does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Each fund's Annual Report includes the portfolio manager's discussion of the fund's performance for the previous fiscal year and the factors affecting the performance. Each fund will send you a free copy of its Annual Report on request.

                                                                           GPD-3

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the funds for the past 5 years, or, if shorter, the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, are included in the Annual Report, which is available upon request.

                            INCOME FROM INVESTMENT OPERATIONS LESS DIVIDENDS FROM:
                                                                                                                    RATIO
                                          NET                                                               RATIO   OF NET
                    NET                 REALIZED                                                              OF    INVESTMENT
                   ASSET                  AND                                                 NET           EXPENSES INCOME
                   VALUE      NET       UNREALIZED                         NET               ASSET            TO      TO
                  BEGINNING INVESTMENT    GAIN     TOTAL FROM   NET      REALIZED            VALUE          AVERAGE AVERAGE
                    OF       INCOME     (LOSS) ON  INVESTMENT INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET     NET
  PERIOD ENDED    PERIOD    (LOSS)(2)   INVESTMENTS OPERATIONS  INCOME   INVESTMENTS DIVIDENDS PERIOD RETURN(1) ASSETS ASSETS
--------------------------------------
Lincoln National Aggressive Growth Fund, Inc.
12/31/00          $19.038     (0.083)     (0.279)    (0.362)     --        (1.032)   (1.032) $17.644  (2.69%)   0.78%  (0.41%)
12/31/99          $13.367     (0.060)      5.732      5.672     (0.001)     --       (0.001) $19.038  42.43%   0.87%  (0.48%)
12/31/98          $16.385      0.001      (0.810)    (0.809)    (0.023)    (2.186)   (2.209) $13.367  (6.20%)   0.81%   0.01%
12/31/97          $13.980      0.023       3.055      3.078      --        (0.673)   (0.673) $16.385  23.09%   0.81%   0.16%
12/31/96          $12.183      0.004       1.989      1.993     (0.004)    (0.192)   (0.196) $13.980  17.02%   0.82%   0.03%
Lincoln National Bond Fund, Inc.
12/31/00          $11.436      0.787       0.426      1.213     (0.758)     --       (0.758) $11.891  10.88%   0.55%   6.55%
12/31/99          $12.689      0.772      (1.180)    (0.408)    (0.845)     --       (0.845) $11.436  (3.27%)   0.53%   6.02%
12/31/98          $12.861      0.662       0.494      1.156     (1.328)     --       (1.328) $12.689   9.56%   0.52%   5.90%
12/31/97          $11.766      0.785       0.310      1.095      --         --        --    $12.861   9.30%   0.53%   6.45%
12/31/96          $12.247      0.767      (0.481)     0.286     (0.767)     --       (0.767) $11.766   2.31%   0.51%   6.56%
Lincoln National Capital Appreciation Fund, Inc.
12/31/00          $31.466     (0.047)     (4.694)    (4.741)    (1.380)     --       (1.380) $25.345 (15.85%)   0.76%  (0.15%)
12/31/99          $21.772      0.007       9.839      9.846      --        (0.152)   (0.152) $31.466  45.46%   0.78%   0.03%
12/31/98          $17.530     (0.003)      6.127      6.124     (0.050)    (1.832)   (1.882) $21.772  37.96%   0.83%  (0.01%)
12/31/97          $14.504      0.050       3.510      3.560      --        (0.534)   (0.534) $17.530  25.29%   0.89%   0.35%
12/31/96          $12.916      0.135       2.051      2.186     (0.135)    (0.463)   (0.598) $14.504  18.02%   0.93%   0.99%
Lincoln National Equity-Income Fund, Inc.
12/31/00          $22.047      0.164       1.583      1.747     (0.125)    (6.226)   (6.351) $17.443  10.62%   0.79%   0.89%
12/31/99          $21.715      0.189       1.204      1.393     (0.171)    (0.890)   (1.061) $22.047   6.27%   0.79%   0.86%
12/31/98          $20.118      0.282       2.204      2.486     (0.460)    (0.429)   (0.889) $21.715  12.73%   0.79%   1.40%
12/31/97          $15.780      0.229       4.511      4.740      --        (0.402)   (0.402) $20.118  30.67%   1.02%   1.46%
12/31/96          $13.507      0.288       2.451      2.739     (0.288)    (0.178)   (0.466) $15.780  19.81%   1.08%   1.99%
Lincoln National Global Asset Allocation Fund, Inc.
12/31/00          $16.793      0.393      (1.259)    (0.866)     --        (1.145)   (1.145) $14.782  (5.44%)   0.94%   2.51%
12/31/99          $15.759      0.323       1.409      1.732     (0.266)    (0.432)   (0.698) $16.793  11.36%   0.91%   2.05%
12/31/98          $15.628      0.357       1.585      1.942     (0.589)    (1.222)   (1.811) $15.759  13.50%   0.91%   2.36%
12/31/97          $14.226      0.383       2.205      2.588      --        (1.186)   (1.186) $15.628  19.47%   0.89%   2.77%
12/31/96          $13.391      0.392       1.522      1.914     (0.392)    (0.687)   (1.079) $14.226  15.04%   1.00%   2.93%
Lincoln National Growth and Income Fund, Inc.
12/31/00          $51.710      0.482      (5.129)    (4.647)    (0.492)    (3.322)   (3.814) $43.249  (9.63%)   0.36%   1.00%
12/31/99          $46.288      0.509       7.356      7.865     (0.497)    (1.946)   (2.443) $51.710  17.55%   0.36%   1.05%
12/31/98          $41.949      0.607       7.371      7.978     (1.164)    (2.475)   (3.639) $46.288  20.33%   0.35%   1.44%
12/31/97          $33.110      0.649       9.331      9.980      --        (1.141)   (1.141) $41.949  30.93%   0.35%   1.79%
12/31/96          $29.756      0.683       4.943      5.626     (0.683)    (1.589)   (2.272) $33.110  18.76%   0.36%   2.23%
Lincoln National International Fund, Inc.
12/31/00          $14.374      0.287      (0.284)     0.003     (0.272)    (0.336)   (0.608) $13.769   0.13%   0.96%   2.13%
12/31/99          $15.982      0.294       2.182      2.476     (0.529)    (3.555)   (4.084) $14.374  17.75%   0.92%   2.05%
12/31/98          $14.673      0.253       1.838      2.091     (0.189)    (0.593)   (0.782) $15.982  14.65%   0.93%   1.63%
12/31/97          $14.556      0.066       0.771      0.837      --        (0.720)   (0.720) $14.673   6.00%   0.93%   0.44%
12/31/96          $13.398      0.071       1.244      1.315     (0.071)    (0.086)   (0.157) $14.556   9.52%   1.19%   0.51%
Lincoln National Managed Fund, Inc.
12/31/00          $18.910      0.628      (0.865)    (0.237)    (0.660)    (1.095)   (1.755) $16.918  (1.39%)   0.44%   3.46%
12/31/99          $18.971      0.622       0.767      1.389     (0.552)    (0.898)   (1.450) $18.910   7.75%   0.42%   3.25%
12/31/98          $19.304      0.599       1.632      2.231     (1.162)    (1.402)   (2.564) $18.971  12.72%   0.42%   3.31%
12/31/97          $16.266      0.661       2.811      3.472      --        (0.434)   (0.434) $19.304  21.82%   0.42%   3.77%
12/31/96          $15.895      0.628       1.291      1.919     (0.628)    (0.920)   (1.548) $16.266  12.05%   0.43%   4.05%


                            NET ASSETS
                   PORTFOLIO AT END OF
                   TURNOVER   PERIOD
  PERIOD ENDED      RATE     (000'S)
Lincoln National
12/31/00               106% $  591,414
12/31/99               209% $  448,193
12/31/98               102% $  335,366
12/31/97               105% $  342,763
12/31/96                78% $  242,609
Lincoln National
12/31/00               167% $  337,187
12/31/99                39% $  330,923
12/31/98                51% $  363,808
12/31/97                56% $  280,383
12/31/96               142% $  253,328
Lincoln National
12/31/00                62% $1,689,681
12/31/99                60% $1,913,076
12/31/98                78% $  770,736
12/31/97               137% $  451,036
12/31/96                93% $  267,242
Lincoln National
12/31/00               143% $  866,074
12/31/99               191% $  990,758
12/31/98                29% $  991,977
12/31/97                18% $  811,070
12/31/96                22% $  457,153
Lincoln National
12/31/00               154% $  389,004
12/31/99               134% $  490,804
12/31/98               134% $  490,154
12/31/97               178% $  438,090
12/31/96               167% $  316,051
Lincoln National
12/31/00                65% $3,612,222
12/31/99                16% $4,709,687
12/31/98                34% $4,263,557
12/31/97                32% $3,540,862
12/31/96                47% $2,465,224
Lincoln National
12/31/00                 7% $  403,589
12/31/99                12% $  526,317
12/31/98               123% $  501,654
12/31/97                78% $  466,229
12/31/96                69% $  440,375
Lincoln National
12/31/00               110% $  759,875
12/31/99                45% $  927,572
12/31/98                57% $  965,486
12/31/97                53% $  850,646
12/31/96               109% $  675,740

GPD-4

                            INCOME FROM INVESTMENT OPERATIONS LESS DIVIDENDS FROM:
                                                                                                                    RATIO
                                          NET                                                               RATIO   OF NET
                    NET                 REALIZED                                                              OF    INVESTMENT
                   ASSET                  AND                                                 NET           EXPENSES INCOME
                   VALUE      NET       UNREALIZED                         NET               ASSET            TO      TO
                  BEGINNING INVESTMENT    GAIN     TOTAL FROM   NET      REALIZED            VALUE          AVERAGE AVERAGE
                    OF       INCOME     (LOSS) ON  INVESTMENT INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET     NET
  PERIOD ENDED    PERIOD    (LOSS)(2)   INVESTMENTS OPERATIONS  INCOME   INVESTMENTS DIVIDENDS PERIOD RETURN(1) ASSETS ASSETS
--------------------------------------
Lincoln National Money Market Fund, Inc.
12/31/00          $10.000      0.590         N/A      0.590     (0.590)       N/A    (0.590) $10.000   6.07%   0.58%   5.91%
12/31/99          $10.000      0.468         N/A      0.468     (0.468)       N/A    (0.468) $10.000   4.70%   0.59%   4.68%
12/31/98          $10.000      0.497         N/A      0.497     (0.497)       N/A    (0.497) $10.000   5.10%   0.58%   4.97%
12/31/97          $10.000      0.501         N/A      0.501     (0.501)       N/A    (0.501) $10.000   5.13%   0.59%   5.01%
12/31/96          $10.000      0.505         N/A      0.505     (0.505)       N/A    (0.505) $10.000   5.07%   0.57%   5.07%
Lincoln National Social Awareness Fund, Inc.
12/31/00          $44.292      0.267      (3.549)    (3.282)    (0.282)    (3.520)   (3.802) $37.208  (8.32%)   0.38%   0.64%
12/31/99          $40.283      0.319       5.649      5.968     (0.296)    (1.663)   (1.959) $42.292  15.44%   0.38%   0.79%
12/31/98          $35.657      0.367       6.414      6.781     (0.672)    (1.483)   (2.155) $40.283  19.89%   0.38%   1.10%
12/31/97          $27.316      0.364       9.447      9.811      --        (1.470)   (1.470) $35.657  37.53%   0.41%   1.37%
12/31/96          $22.590      0.389       5.748      6.137     (0.389)    (1.022)   (1.411) $27.316  28.94%   0.46%   1.58%
Lincoln National Special Opportunities Fund, Inc.
12/31/00          $28.225      0.536       3.153      3.689     (0.494)    (5.574)   (6.068) $25.846  16.03%   0.49%   2.15%
12/31/99          $33.416      0.482      (1.779)    (1.297)    (0.373)    (3.521)   (3.894) $28.225  (4.45%)   0.44%   1.46%
12/31/98          $35.056      0.470       1.795      2.265     (0.862)    (3.043)   (3.905) $33.416   6.79%   0.42%   1.44%
12/31/97          $29.423      0.477       7.293      7.770      --        (2.137)   (2.137) $35.056  28.15%   0.42%   1.57%
2/31/96           $27.383      0.548       3.867      4.415     (0.548)    (1.827)   (2.375) $29.423  16.51%   0.44%   2.00%


                            NET ASSETS
                   PORTFOLIO AT END OF
                   TURNOVER   PERIOD
  PERIOD ENDED      RATE     (000'S)
Lincoln National
12/31/00               N/A  $  253,097
12/31/99               N/A  $  234,676
12/31/98               N/A  $  137,062
12/31/97               N/A  $   89,227
12/31/96               N/A  $   90,358
Lincoln National
12/31/00                76% $1,510,276
12/31/99                24% $1,946,179
12/31/98                38% $1,868,231
12/31/97                35% $1,255,494
12/31/96                46% $  636,595
Lincoln National
12/31/00                75% $  536,287
12/31/99                96% $  665,652
12/31/98                76% $  917,796
12/31/97                74% $  872,822
2/31/96                 88% $  648,592

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(2) Per share information for the years ended December 31, 2000, 1999, and 1998 were based on the average shares outstanding method for Capital Appreciation, Equity-Income, Global Asset Allocation, International, and Social Awareness. Per share information for the year ended December 31, 2000 was based on the average shares outstanding method for Growth and Income, Managed and Special Opportunities.

GENERAL INFORMATION

You should direct any inquiry to Lincoln National Life Insurance Co., at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265).

Each fund will issue:

- unaudited semiannual reports showing current investments and other information; and

- annual financial statements audited by the fund's independent auditors.

These Prospectuses do not contain all the information included in the Registration Statements that the funds have filed with the SEC. You may examine the Registration Statements, including exhibits, at the SEC in Washington, D.C. Statements made in the Prospectuses about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that CONTRACT or other document filed as an exhibit to the related Registration Statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

                                                                           GPD-5

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GPD-6

You can find additional information in each fund's Statement of Additional Information (SAI), which is on file with the SEC. Each fund incorporates its SAI, dated May 1, 2001, into its Prospectus. Each fund will provide a free copy of its SAI on request.

You can find still further information about each fund's investments in the fund's Annual and Semi-Annual reports to shareholders. The Annual Report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its Annual and Semi-Annual Report on request.

For an SAI or Report, either write Lincoln National Life Insurance Co.,
P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.

You can review and copy information about the funds (including the SAIs) at the SEC's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the SEC's Internet site at http:// www.sec.gov. You can get copies of this information by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, and paying a duplicating fee.

Fund Investment Company Act File Numbers:

LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.:            33-70742;   811-8090
LINCOLN NATIONAL BOND FUND, INC.:                          2-80746;   811-3210
LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.:         33-70272;   811-8074
LINCOLN NATIONAL EQUITY-INCOME FUND, INC.:                33-71158;   811-8126
LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.:      33-13530;   811-5115
LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.:             2-80741;   811-3211
LINCOLN NATIONAL INTERNATIONAL FUND, INC.:                33-38335;   811-6233
LINCOLN NATIONAL MANAGED FUND, INC.:                       2-82276;   811-3683
LINCOLN NATIONAL MONEY MARKET FUND, INC.:                  2-80743;   811-3212
LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.:             33-19896;   811-5464
LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.:         2-80731;   811-3291

                                                                           GPD-7